Exhibit 10.1
AMENDMENT NO. 4
TO
AMENDED & RESTATED FINANCING AGREEMENT
This Amendment No. 4 to Amended & Restated Financing Agreement (this “Amendment No. 4”) is entered into as of May 13, 2010, by and among G-III Leather Fashions, Inc., a New York corporation (“G-III Inc.”), J. Percy for Marvin Richards, Ltd., a New York corporation (“JPMR”), CK Outerwear, LLC, a New York limited liability company (“CKO”), A. Marc & Co., Inc., a New York corporation (“AMC”), Andrew & Suzanne Company Inc., a New York corporation (“A&S”), AM Retail Group, Inc., a Delaware corporation (“AMRGI”, and together with G-III Inc., JPMR, CKO, AMC and A&S, individually a “Company” and collectively, the “Companies”), JPMorgan Chase Bank N.A. (“JPMC”), The CIT Group/Commercial Services, Inc., a New York corporation (“CIT”) (JPMC, CIT and the other financial institutions which are now or hereafter become a party to the Financing Agreement (as hereafter defined) each a “Lender” and collectively, “Lenders”), and JPMC, as successor agent to CIT, as agent for Lenders (JPMC, in such capacity, “Agent”).
BACKGROUND
The Companies, Agent and Lenders are parties to an Amended and Restated Financing Agreement, dated as of April 3, 2008 (as amended by Joinder and Amendment No. 1 to Amended and Restated Financing Agreement dated as of July 21, 2008, Amendment No. 2 to Amended and Restated Financing Agreement dated as of April 20, 2009, Amendment No. 3 to Amended & Restated Financing Agreement dated as of August 31, 2009, and as further amended, restated, modified and/or supplemented from time to time, the “Financing Agreement”) pursuant to which Agent and Lenders provide the Companies with certain financial accommodations.
The Companies have requested Agent and Lenders to (a) extend the Termination Date set forth in the Financing Agreement from July 11, 2011 to July 31, 2013, (b) increase the Line of Credit from $250,000,000 to $300,000,000, (c) lower the interest rates applicable to the Loans by one-quarter of one percent (0.25%) and (d) make certain other modifications to the Financing Agreement. Agent and Lenders are willing to agree to such extension, increase the Line of Credit, lower the interest rates and amend certain of the terms of the Financing Agreement, all as hereinafter set forth.
NOW, THEREFORE, in consideration of any loan or advance or grant of credit heretofore or hereafter made to or for the account of the Companies by Agent and Lenders, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:
1. Definitions. All capitalized terms not otherwise defined herein shall have the meanings given to them in the Financing Agreement.

2. Amendments to Financing Agreement. Subject to satisfaction of the conditions precedent set forth in Section 3 below, the Financing Agreement is hereby amended as follows:
(a) Section 1.1 of the Financing Agreement is hereby amended by inserting a definition for the new term “Net Equity Raised and Retained”, in its appropriate alphabetical order, to provide as follows:
Net Equity Raised and Retained shall mean an amount equal to (a) 100% of the net cash proceeds from the sale of equity securities by Parent at any time during the period from November 1, 2009 through the Termination Date minus (b) any Permitted Distributions during the period from the date such equity securities are issued through the date of the applicable acquisition and minus (c) any “net cash losses” sustained by Parent and its Subsidiaries during the period from the date such equity securities are issued through the date of the applicable acquisition. For purposes of this definition, “net cash losses” shall mean (x) all earnings of Parent and its Subsidiaries on a consolidated basis for such period before depreciation and amortization expenses minus (y) Capital Expenditures during such period.
(b) Section 1.1 of the Financing Agreement is hereby further amended by restating the definitions of the terms “Applicable Margin”, “Commitment”, “Line of Credit”, “Line of Credit Fee”, “Revolving Line of Credit”, “Supplemental Amount” and “Termination Date” to provide as follows:
Applicable Margin shall mean, with respect to (a) the Revolving Loans, plus 0.50% for Chase Bank Rate Loans and 2.75% for LIBOR Loans, (b) standby Letters of Credit, 1.50%, (c) documentary Letters of Credit, 0.125%, or (d) Bankers Acceptances, the discount rate of JPMorgan Chase Bank, N.A. plus 2.50%.
Commitment shall mean, as to each Lender, the amount of the Commitment for such Lender set forth (a) on the signature page to this Financing Agreement, (b) in the Assignment and Transfer Agreement to which such Lender is a party, or (c) on the signature page to any amendment to this Agreement executed by all Lenders, as such amount may be reduced or increased in accordance with the provisions of Section 13.4(b) or any other applicable provision of this Financing Agreement.
Line of Credit shall mean, with the aggregate commitment of the Lenders in an amount equal to $300,000,000 to (a) make Revolving Loans pursuant to Section 3 of this Financing Agreement, and (b) assist any Company in opening Letters of Credit and/or Bankers Acceptances pursuant to Section 5 of this Financing Agreement.
Line of Credit Fee shall mean, for any month, the product obtained by multiplying (a) (i) the amount of the Revolving Line of Credit minus (ii) the average daily principal balance of Revolving Loans and the average daily undrawn amount of Letters of Credit, Bankers Acceptances, Steamship Guarantees and Airway Releases outstanding during such month, times (b) one-quarter of one percent (0.25%) per annum for the number of days in said month; provided, however, that the Line of Credit Fee during any one year period commencing on each April 1 and ending on the day before each anniversary thereof shall not exceed $375,000.

Revolving Line of Credit shall mean the Commitments of the Lenders to make Revolving Loans pursuant to Section 3 of this Financing Agreement and assist the Companies in opening Letters of Credit, Bankers Acceptances, Steamship Guarantees and Airway Releases pursuant to Section 5 of this Financing Agreement, in an aggregate amount equal to $300,000,000.
Supplemental Amount shall mean the following amounts during the following periods during each calendar year, in each case minus all Supplemental Amount Reductions:

Period	Supplemental Amount

May 1 through and including May 31	$20,000,000
June 1 through and including June 30	$30,000,000
July 1 through and including July 31	$35,000,000
August 1 through and including September 29	$40,000,000
September 30 through and including October 15	$0
Termination Date shall mean July 31, 2013.
(c) Clause (d) of the definition of “Permitted Distributions” appearing in Section 1.1 of the Financing Agreement is hereby amended by inserting the following immediately prior to the words “to fund a Special Capital Expenditure” appearing therein:
either (A) in connection with a Permitted Acquisition or (B)

(d) Paragraph 7.3(a) of the Financing Agreement is hereby amended by restating the required Senior Leverage Ratio levels to be maintained as at the end of each fiscal quarter ending after the date hereof, on a trailing twelve months basis, to be not greater than the following for the applicable test period:

Twelve Months Ending	Senior Leverage Ratio

April 30, 2010	2.50 to 1.00
July 31, 2010	5.00 to 1.00
October 31, 2010	5.60 to 1.00
January 31, 2011	2.40 to 1.00
April 30, 2011	2.50 to 1.00
July 31, 2011	5.00 to 1.00
October 31, 2011	5.60 to 1.00
January 31, 2012	2.40 to 1.00
April 30, 2012	2.50 to 1.00
July 31, 2012	5.00 to 1.00
October 31, 2012	5.60 to 1.00
January 31, 2013	2.40 to 1.00
April 30, 2013	2.50 to 1.00
(e) Paragraph 7.3(b) of the Financing Agreement is hereby amended by restating the required Fixed Charge Coverage Ratio levels to be maintained as at the end of each fiscal quarter ending after the date hereof, on a trailing twelve months basis, to be not less than the following for the applicable test period:

Twelve Months Ending	Fixed Charge Coverage Ratio

April 30, 2010	1.00 to 1.00
July 31, 2010	1.00 to 1.00
October 31, 2010	1.10 to 1.00
January 31, 2011	1.10 to 1.00
April 30, 2011	1.00 to 1.00
July 31, 2011	1.00 to 1.00
October 31, 2011	1.10 to 1.00
January 31, 2012	1.10 to 1.00
April 30, 2012	1.00 to 1.00
July 31, 2012	1.00 to 1.00
October 31, 2012	1.10 to 1.00
January 31, 2013	1.10 to 1.00
April 30, 2013	1.00 to 1.00
(f) Paragraph 7.4(g)(I) of the Financing Agreement is hereby amended and restated in its entirety to provide as follows:
(I) the aggregate consideration in respect of all acquisitions contemplated by this clause (g) shall not exceed, during the period commencing May 1, 2010 and continuing through the Termination Date, the sum of (x) $35,000,000 in cash (whether payable on or prior to the closing thereof or at any time thereafter through and including the Termination Date, but excluding any contingent “earn out” payments relating to such Permitted Acquisition; provided, however, that no more than $5,000,000 of such amount shall be available for acquisitions that are not in the same line of business as the Companies on the Closing Date or a complementary line of business), plus (y) an amount equal to any consideration payable in the form of additional capital stock of Parent issued to the applicable seller in connection with such acquisition (“Seller Issued Equity”), plus (z) without duplication of any Seller Issued Equity, an amount equal to any Net Equity Raised and Retained; provided, further, that the aggregate consideration (whether cash or non-cash) in respect of all acquisitions contemplated by this clause (g) shall not exceed, during the term of this Agreement, the sum of $70,000,000;

(g) Paragraph 7.4(l) of the Financing Agreement is hereby deleted in its entirety.
(h) Paragraph 10.1(k) of the Financing Agreement is hereby deleted in its entirety.
3. Conditions of Effectiveness. This Amendment No. 4 shall become effective as of the date hereof upon satisfaction of the following conditions: Agent shall have received:
(a) Fifteen (15) copies of this Amendment No. 4 duly executed by the Companies, Agent and all Lenders, and consented to by each Guarantor;
(b) Payment of an amendment fee in an amount equal to 15 basis points on the aggregate amount of the Commitments in effect immediately prior to the date hereof, for an aggregate amendment fee of $375,000, for the ratable benefit of all Lenders, which fee shall be fully earned and non-refundable on the effective date of this Amendment No. 4;
(c) Payment of an upfront fee in an amount equal to 25 basis points on the aggregate $50,000,000 increase in the Commitments as of the effective date of this Amendment No. 4, for an aggregate upfront fee of $125,000, for the ratable benefit of all Lenders increasing their Commitment as of the effective date of this Amendment No. 4, pro rata based upon each Lender’s respective increase, which fee shall be fully earned and non-refundable on the effective date of this Amendment No. 4; and
(d) such other certificates, instruments, documents and agreements as may reasonably be required by Agent or its counsel, each of which shall be in form and substance satisfactory to Agent and its counsel.
4. Representations and Warranties. Each of the Companies hereby represents, warrants and covenants as follows:
(a) This Amendment No. 4, the Financing Agreement and the other Loan Documents are and shall continue to be legal, valid and binding obligations of each of Companies and Guarantors, respectively, and are enforceable against each Company and each Guarantor in accordance with their respective terms.

(b) Upon the effectiveness of this Amendment No. 4, each Company and each Guarantor hereby reaffirms all covenants, representations and warranties made in the Financing Agreement and the other Loan Documents and agrees that all such covenants, representations and warranties shall be deemed to have been remade and are true and correct in all material respects as of the effective date of this Amendment No. 4, after giving effect to this Amendment No. 4, provided, however, that the information contained in the Schedules attached to the Financing Agreement continues to be true, correct and complete as of the Closing Date, and there have been no changes to such matters as of the date hereof except to the extent any such change would not have a Material Adverse Effect, constitute a Default or Event or Default, or otherwise require notice to the Agent in accordance with the terms of the Financing Agreement.
(c) Each Company and each Guarantor has the corporate or limited liability company power, and has been duly authorized by all requisite corporate or limited liability company action, to execute and deliver this Amendment No. 4 and to perform its obligations hereunder. This Amendment No. 4 has been duly executed and delivered by each Company and consented to by each Guarantor.
(d) Each Company has no defense, counterclaim or offset with respect to any of the Loan Documents.
(e) The Loan Documents are in full force and effect, and are hereby ratified and confirmed.
(f) The recitals set forth in the Background section above are truthful and accurate and are an operative part of this Amendment No. 4.
(g) Agent and Lenders have and will continue to have a valid first priority lien and security interest in all Collateral except for liens permitted by the Financing Agreement, and each Company and each Guarantor expressly reaffirms all guarantees, security interests and liens granted to Agent and Lenders pursuant to the Loan Documents.
(h) No Defaults or Events of Default are in existence.
5. Effect of Agreement.
(a) Except as specifically modified herein, the Financing Agreement, and all other documents, instruments and agreements executed and/or delivered in connection therewith, shall remain in full force and effect, and are hereby ratified and confirmed.
(b) The execution, delivery and effectiveness of Amendment No. 4 shall not operate as a waiver of any right, power or remedy of Agent or any Lender, nor constitute a waiver of any provision of the Financing Agreement, or any other documents, instruments or agreements executed and/or delivered under or in connection therewith.
6. Governing Law. This Amendment No. 4 shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns and shall be governed by and construed in accordance with the laws of the State of New York.

7. Headings. Section headings in this Amendment No. 4 are included herein for convenience of reference only and shall not constitute a part of this Amendment No. 4 for any other purpose.
8. Counterparts; Facsimile. This Amendment No. 4 may be executed by the parties hereto in one or more counterparts, each of which shall be deemed an original and all of which when taken together shall constitute one and the same agreement. Any signature delivered by a party by facsimile or other electronic transmission (including in “pdf” format) shall be deemed to be an original signature hereto.
[signature pages follow]

IN WITNESS WHEREOF, this Amendment No. 4 has been duly executed as of the day and year first written above.

G-III LEATHER FASHIONS, INC., as
a Company and the Funds Administrator

By:	/s/ Neal S. Nackman Name: Neal S. Nackman
Title: Vice President — Finance

J. PERCY FOR MARVIN RICHARDS, LTD., as a Company

By:	/s/ Neal S. Nackman Name: Neal S. Nackman
Title: Secretary

CK OUTERWEAR, LLC, as a Company

By:	/s/ Neal S. Nackman Name: Neal S. Nackman
Title: Secretary

A. MARC & CO., INC., as a Company

By:	/s/ Neal S. Nackman Name: Neal S. Nackman
Title: Vice President — Finance and Secretary

ANDREW & SUZANNE COMPANY INC., as a Company

By:	/s/ Neal S. Nackman Name: Neal S. Nackman
Title: Vice President — Finance and Secretary
Signature page to Amendment No. 4- 1852027

AM RETAIL GROUP, INC., as a Company

By:	/s/ Michael Brady Name: Michael Brady
Title: Controller and Vice President

JPMORGAN CHASE BANK, N.A., as Lender and as Agent

By:	/s/ Donna M. DiForio Name: Donna M. DiForio
Title: Vice President

Commitment: $42,500,000
Pro Rata Percentage: 14.168%

THE CIT GROUP/COMMERCIAL SERVICES, INC., as Lender

By:	/s/ Edward J. Ahearn Name: Edward J. Ahearn
Title: Senior Vice President

Commitment: $15,000,000
Pro Rata Percentage: 5.000%

HSBC BANK USA, NATIONAL ASSOCIATION, as Lender

By:	/s/ Michael P. Behuniak Name: Michael P. Behuniak
Title:

Commitment: $38,500,000
Pro Rata Percentage: 12.833%
Signature page to Amendment No. 4- 1852027

SOVEREIGN BANK, as Lender

By:	/s/ Matilda Reyes Name: Matilda Reyes
Title: Senior Vice President

Commitment: $30,000,000
Pro Rata Percentage: 10.000%

ISRAEL DISCOUNT BANK OF NEW YORK, as Lender

By:	/s/ Irene B. Spector

Name: Irene B. Spector
Title: Vice President

By:	/s/ George Commander

Name: George Commander
Title: Senior Vice President

Commitment: $30,000,000
Pro Rata Percentage: 10.000%

TD BANK, N.A., as Lender

By:	/s/ Evan Kraus

Name: Evan Kraus
Title: Vice President

Commitment: $30,000,000
Pro Rata Percentage: 10.000%
Signature page to Amendment No. 4- 1852027

SIGNATURE BANK, as Lender

By:	/s/ Susan M. Duggan

Name: Susan M. Duggan
Title: Senior Lender & Vice President

Commitment: $15,000,000
Pro Rata Percentage: 5.000%

BANK LEUMI USA, as Lender

By:	/s/ Iris Steinhardt

Name: Iris Steinhardt
Title: Vice President

By:	/s/ Nancy Pulla Name: Nancy Pulla
Title: Assistant Vice President

Commitment: $18,500,000
Pro Rata Percentage: 6.166%

WEBSTER BUSINESS CREDIT, as Lender

By:	/s/ Daniel Stampfel

Name: Daniel Stampfel
Title: Vice President

Commitment: $18,500,000
Pro Rata Percentage: 6.166%
Signature page to Amendment No. 4- 1852027

BANK OF AMERICA, N.A., as Lender

By:	/s/ Naomi Hasegawa

Name: Naomi Hasegawa
Title: Vice President

Commitment: $28,500,000
Pro Rata Percentage: 9.500%

WELLS FARGO BANK, N.A., as Lender

By:	/s/ Robert Maichin Name: Robert Maichin
Title: Senior Vice President

Commitment: $33,500,000
Pro Rata Percentage: 11.167%

ACKNOWLEDGED AND AGREED TO
BY EACH OF THE GUARANTORS:

G-III APPAREL GROUP, LTD.

By:	/s/ Neal S. Nackman Name: Neal S. Nackman
Title: Chief Financial Officer and Treasurer

G-III RETAIL OUTLETS INC.

By:	/s/ Neal S. Nackman Name: Neal S. Nackman
Title: Vice President — Finance
Signature page to Amendment No. 4- 1852027

G-III LICENSE COMPANY, LLC

By: G-III Apparel Group, Ltd.

By:	/s/ Neal S. Nackman Name: Neal S. Nackman
Title: Chief Financial Officer & Treasurer

G-III BRANDS, LTD.

By:	/s/ Neal S. Nackman Name: Neal S. Nackman
Title: Vice President — Finance

AM APPAREL HOLDINGS, INC.

By:	/s/ Michael Brady Name: Michael Brady
Title: Treasurer

ASH RETAIL CORP.

By:	/s/ Michael Brady Name: Michael Brady
Title: Treasurer

ASH RETAIL OF EASTHAMPTON, INC.

By:	/s/ Michael Brady Name: Michael Brady
Title: Treasurer
Signature page to Amendment No. 4- 1852027